UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2016

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, on August 23, 2015, AGL Resources Inc. (the “Company”) entered into an Agreement and Plan of Merger with The Southern Company (“Southern”), a Delaware corporation, and AMS Corp., a newly formed Georgia corporation that is a wholly-owned subsidiary of Southern (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Southern.

On April 4, 2016, the Company, Atlanta Gas Light Company, a subsidiary of the Company, Southern, all intervening gas marketers and most other intervenors reached a settlement agreement (the “Merger Settlement Agreement”) with the Georgia Public Service Commission (the “GPSC”) Staff regarding the approval of the Merger. The Merger Settlement Agreement is subject to the approval of the GPSC, which currently is scheduled to vote on this matter on May 24, 2016. Accordingly, the terms of the Merger Settlement Agreement are subject to change and the terms of any final agreement approved by the GPSC may differ materially from the terms of the Merger Settlement Agreement. The ultimate outcome of this matter cannot be determined at this time.

Cautionary Statement Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements and are subject to uncertainties and risks. Forward-looking statements often include words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “indicate,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “proposed,” “seek,” “should,” “target,” “would” or similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this document that contain forward-looking statements are qualified by these cautionary statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals in connection with the merger with Southern Company by government or regulatory agencies (including the terms of such approvals); the risk that another condition to closing of the merger may not be satisfied; and other risk factors relating to the energy industry, as detailed from time to time in the Company’s reports filed with the SEC. There can be no assurance that the transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this communication, as well as under Item 1.A in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. The Company cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the Company, investors and security holders should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the transaction or other matters attributable to the Company or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above.

There also may be other factors that we do not anticipate or that we do not recognize are material that could cause results to differ materially from expectations. Forward-looking statements speak only as of the date they are made. The Company expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)

Date: April 6, 2016	/s/ Elizabeth W. Reese
Elizabeth W. Reese Executive Vice President and Chief Financial Officer

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